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                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 333-30486 and 333-85957) of ImageX.com, Inc. of our report dated February 1, 2000, except for paragraph 2 of Note 14 as to which the date is March 14, 2000, relating to the consolidated financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.

                                          PricewaterhouseCoopers LLP
                                          Seattle, Washington
                                          March 17, 2000